UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 25, 2020

ALEXANDERS INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06064	51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

210 Route 4 East
Paramus,	New Jersey	07652
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ALX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment is being filed to comply with Rule 406 of Regulation S-T. Except as described herein, all other information in the Form 8-K filed on March 25, 2020 remains unchanged.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2020, the Board of Directors (the “Board”) of Alexander’s, Inc. (the “Company”) elected Mandakini Puri to the Board. In connection with her election to the Board, Ms. Puri was appointed to the Board’s Audit Committee.

Ms. Puri has been an independent consultant since May 2013 and has been a member of the Board of Trustees of Vornado Realty Trust since 2016. From May 2011 until May 2013, she served as a Managing Director and Co-Head of BlackRock Private Equity, a private equity business affiliated with BlackRock, Inc. From April 2009 until April 2011, Ms. Puri served as a consultant to Bank of America/Merrill Lynch Global Private Equity and prior to that she co-founded and served as Chief Investment Officer of Merrill Lynch Global Private Equity. She was a member of the Board of Validus Holdings Ltd., a public insurance holding company until it was acquired in July 2018, where she served as Chair of the Executive and Compensation Committees. She is also a member of the Wharton School Graduate Executive Board. Ms. Puri is 60 years old.

As an independent Director, Ms. Puri will participate in the Company’s Director compensation program pursuant to which she will receive an annual cash retainer of $75,000 and an annual equity grant with a value equal to $75,000.  In addition, Ms. Puri will receive an annual cash retainer of $10,000 for service on the Audit Committee. Further, as a newly elected Director, Ms. Puri will receive an initial equity grant of deferred stock units with a value of $200,000 (which vest on the date of grant and are convertible on a one-for-one basis into common stock, but may not be converted into common stock or transferred until the departure of the applicable Director from the Board).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Financial Officer

Date: March 27, 2020

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